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                                                                 Exhibit 4.8
                                                                [EXECUTION COPY]


                           U.S. BORROWER SECURITY AGREEMENT


         This U.S. BORROWER SECURITY AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "SECURITY AGREEMENT"), dated as of June 30, 1997, is made by LEINER HEALTH PRODUCTS INC., a Delaware corporation (the "GRANTOR"), in favor of THE BANK OF NOVA SCOTIA, as collateral agent (the "AGENT") for each of the Secured Parties.

                                 W I T N E S S E T H:

         WHEREAS, pursuant to a Credit Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Leiner Health Products Group Inc., a Delaware corporation ("LHPG" or the "U.S. BORROWER" (prior to the Assumption)), Vita Health Company (1985) Ltd., a Manitoba corporation (the "CANADIAN BORROWER", and together with the U.S. Borrower, the "BORROWERS"), the various financial institutions as are or may become parties thereto which extend a Commitment under the U.S. Facility (collectively, the "U.S. LENDERS"), the various financial institutions as are or may become parties thereto which extend a Commitment under the Canadian Facility (collectively, the "CANADIAN LENDERS", and together with the U.S. Lenders, the "LENDERS"), The Bank of Nova Scotia ("SCOTIABANK"), as agent for the U.S. Lenders under the U.S. Facility (in such capacity, the "U.S. AGENT"), and Scotiabank, as agent for the Canadian Lenders under the Canadian Facility (in such capacity, the "CANADIAN AGENT"), the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrowers;

         WHEREAS, as contemplated by the Credit Agreement, immediately following the making of the initial Credit Extensions, the Grantor and LHPG have delivered the Assumption Agreement, pursuant to which the Grantor has assumed (the "ASSUMPTION") the rights and obligations of LHPG as (and has become) the "U.S. Borrower" under the Credit Agreement;

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         WHEREAS, as a condition precedent to the making of the Credit
Extensions (including the initial Credit Extensions) and the execution and delivery of the Assumption Agreement under the Credit Agreement, the Grantor is required to execute and deliver this Security Agreement; and

         WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Security Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extensions) to the Borrowers pursuant to the Credit Agreement, and to induce the Secured Parties to enter into Rate Protection Agreements, if any, the Grantor agrees, for the benefit of each Secured Party, as follows.

                                      ARTICLE 1.

                                     DEFINITIONS

         SECTION a. CERTAIN TERMS. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "ABANDONED TRADEMARKS" means, collectively, the trademarks identified in ITEM A of SCHEDULE III as abandoned.

         "AGENT" is defined in the FIRST RECITAL.

         "ASSUMPTION" is defined in the SECOND RECITAL.

         "BORROWERS" is defined in the FIRST RECITAL.

         "CANADIAN AGENT" is defined in the FIRST RECITAL.

         "CANADIAN BORROWER" is defined in the FIRST RECITAL.

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         "CANADIAN LENDERS" is defined in the FIRST RECITAL.

         "COLLATERAL" is defined in SECTION 2.1.

         "COLLATERAL ACCOUNT" is defined in SECTION 4.1.2(b).

         "COPYRIGHT COLLATERAL" means (1) all copyrights (including all copyrights for semi-conductor chip product mask works) owned by the Grantor in the Grantor's name as such may be changed from time to time, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of the Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in ITEM A of SCHEDULE IV attached hereto, and all applications for registration thereof, whether pending or in preparation (all of the foregoing items in this clause (a) being collectively called a "COPYRIGHT"), the right to sue for past, present and future infringements of any thereof, all rights of the Grantor thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit;

         (2) all copyright licenses of the Grantor, including each copyright license referred to in ITEM B of SCHEDULE IV attached hereto subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses; and

         (3) all proceeds of, and rights of the Grantor associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue for breach or enforcement of any copyright license subject, in each case, to the terms of such license agreements, and all rights of the Grantor thereto throughout the world.

         "CREDIT AGREEMENT" is defined in the FIRST RECITAL.

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         "EQUIPMENT" is defined in CLAUSE (A) of SECTION 2.1.

         "EXCLUDED AGREEMENTS" is defined in SECTION 2.1.

         "GRANTOR" is defined in the PREAMBLE.

         "INTELLECTUAL PROPERTY COLLATERAL" means, collectively, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

         "INVENTORY" is defined in CLAUSE (B) of SECTION 2.1

         "LENDERS" is defined in the FIRST RECITAL.

         "PATENT COLLATERAL" means:

         (a) all letters patent and applications for letters patent owned by the Grantor in the Grantor's name as such may be changed from time to time, throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in ITEM A of SCHEDULE II attached hereto (all of the foregoing items in this CLAUSE (A) being collectively called a "PATENT");

         (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in CLAUSE (A);

         (c) all patent licenses of the Grantor, including each patent license referred to in ITEM B of SCHEDULE II attached hereto subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses; and

         (d) all proceeds of, and rights of the Grantor associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future

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    infringements of any patent or patent application (described in clause (a)), including any patent or patent application referred to in ITEM A of
    SCHEDULE II attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in ITEM B of SCHEDULE II attached hereto subject, in each case, to the terms of such license agreements, and all rights of the Grantor thereto throughout the world.

         "RECEIVABLES" is defined in CLAUSE (C) of SECTION 2.1.

         "RELATED CONTRACTS" is defined in CLAUSE (C) of SECTION 2.1.

         "SCOTIABANK" is defined in the FIRST RECITAL.

         "SECURITY AGREEMENT" is defined in the PREAMBLE.

         "TRADEMARK COLLATERAL" means:

         (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, designs and general intangibles of a like nature owned by the Grantor in the Grantor's name as such may be changed from time to time (all of the foregoing items in this CLAUSE (A) being collectively called a "TRADEMARK"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in ITEM A of SCHEDULE III attached hereto; PROVIDED, HOWEVER, that Trademark Collateral shall not include "intent to use" applications for trademark or service mark registrations filed in the United States Patent and Trademark Office pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. Section 1051, unless and until an Amendment to

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    Allege Use or a Statement of Use under Section 1(c) or 1(d) of said Act has been filed;

         (b) all Trademark licenses of the Grantor, including each Trademark license referred to in ITEM B of SCHEDULE III attached hereto subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses;

         (c) all reissues, extensions or renewals of any of the items described in CLAUSES (A) and (B);

         (d) all of the goodwill of the business of the Grantor connected with the use of, and symbolized by the items described in, CLAUSES (A) and (B); and

         (e) all proceeds of, and rights of the Grantor associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark or Trademark registration, including any Trademark or Trademark registration referred to in ITEM A of SCHEDULE III attached hereto, or for any injury to the goodwill of the Grantor associated with the use of any such Trademark or for breach or enforcement of any Trademark license subject, in each case, to the terms of such license agreements.

         "TRADE SECRETS COLLATERAL" means all of the Grantor's common law and statutory trade secrets and all other confidential or proprietary or useful information and all know-how owned by the Grantor in the Grantor's name as such may be changed from time to time, or used in or held for use in the business of the Grantor (all of the foregoing being collectively called a "TRADE SECRET"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret, all Trade Secret licenses of the Grantor, including each Trade Secret license referred to in SCHEDULE V attached hereto subject, in each case, to the terms of such license agreements and the right to prepare for sale,

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sell and advertise for sale, all Inventory now or hereafter covered by such licenses, and including the right to sue for the breach or enforcement of any such Trade Secret license subject, in each case, to the terms of such license agreement.

         "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York.

         "U.S. AGENT" is defined in the FIRST RECITAL.

         "U.S. LENDERS" is defined in the FIRST RECITAL.

         "VEHICLES" means all cars, trucks, trailers, construction and transportation equipment and other vehicles covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing.

         SECTION b. CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

         SECTION c. U.C.C. DEFINITIONS. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.


                                      ARTICLE 2.

                                  SECURITY INTEREST

         SECTION a. GRANT OF SECURITY. The Grantor hereby assigns (for collateral security purposes) and pledges to the Agent for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Agent for its benefit and the ratable benefit of each of the Secured Parties, a security interest in all of the following, whether now or hereafter existing or acquired by the Grantor (the "COLLATERAL"):

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         (1) all equipment (other than Vehicles) of the Grantor, wherever located, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor and all accessories related thereto (any and all of the foregoing being the "EQUIPMENT");

         (2) all inventory of the Grantor, wherever located, including

              (a) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof,

              (b) all goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which the Grantor has an interest or right as consignee), and

              (c) all goods which are returned to or repossessed by the Grantor,

    and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents being the "INVENTORY");

         (3) all accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (including tax refunds) of the Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of the Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (any and all such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles being the "RECEIVABLES", and any and all such security agreements, guaranties, leases and other contracts being the "RELATED CONTRACTS");

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         (4) all Intellectual Property Collateral of the Grantor;

         (5) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this
    SECTION 2.1;

         (6) all of the Grantor's other property and rights of every kind and description and interests therein; and

         (7) all products, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in CLAUSES (A), (B), (C),
    (D), (E) and (F), proceeds deposited from time to time in the Collateral Account and in any lock boxes of the Grantor, and, to the extent not otherwise included, all payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

Notwithstanding the foregoing, "Collateral" shall not include (i) the Collateral, as defined in the U.S. Borrower Pledge Agreement, (ii) any Equipment that is subject to a Lien securing Indebtedness permitted by clauses (d)(i) -(d)(iii) of Section 9.2.2 of the Credit Agreement (to the extent a Lien in favor of the Agent is restricted or prohibited by the terms of the agreements or other documents relating to the Indebtedness secured by the applicable Equipment), and (iii) any chattel paper, general intangibles, contracts, instruments, Intellectual Property Collateral, licenses or other documents (collectively, "EXCLUDED AGREEMENTS") as to which the grant of a security interest would result in a breach, default or termination of such Excluded Agreements, unless and until any required consents shall have been obtained. The Grantor agrees to use reasonable efforts to obtain any such required consent.

         SECTION b. SECURITY FOR OBLIGATIONS. This Security Agreement secures the payment of all Obligations of

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the Grantor now or hereafter existing under the Credit Agreement, the Notes and each other Loan Document to which the Grantor is or may become a party, whether for principal, interest, costs, fees, expenses or otherwise.

         SECTION c. CONTINUING SECURITY INTEREST; TRANSFER OF NOTES. This Security Agreement shall create a continuing security interest in the Collateral and shall

         (1) remain in full force and effect until payment in full in cash, or cash collateralization, of all Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements entered into pursuant to the Credit Agreement and the termination of all Commitments,

         (2) be binding upon the Grantor, its successors, transferees and assigns, and

         (3) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and each other Secured Party.

Without limiting the generality of the foregoing CLAUSE (C), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extensions held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Security Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section
12.11 and Article XI of the Credit Agreement. Upon the payment in full in cash, or cash collateralization, of all Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements entered into pursuant to the Credit Agreement and the termination of all Commitments, the security interest granted herein and all related Liens shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination or release, the Agent will, at the Grantor's sole expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination. Upon any sale or other transfer

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of Collateral permitted by the Credit Agreement (including in connection with, and at the time specified in documentation related to, any Permitted Receivables Transaction), the security interest created hereunder in such Collateral (but not in the proceeds thereof) shall be deemed to be automatically released and all rights to such Collateral shall revert to the Grantor and the Agent will, at the Grantor's sole expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such release.

         SECTION d. GRANTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding

         (1) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform in all material respects all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed, unless (i) such performance is fully excused by breach of the other party or parties thereto or (ii) such failure to perform would not be reasonably expected to have a material adverse effect on the value of the Collateral,

         (2) the exercise by the Agent of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral, and

         (3) neither the Agent nor any other Secured Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Agent or any other Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

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                                      ARTICLE 3.

                            REPRESENTATIONS AND WARRANTIES

         SECTION a. REPRESENTATIONS AND WARRANTIES. The Grantor represents and warrants to each Secured Party as set forth in this Section.

         SECTION (i) LOCATION OF COLLATERAL, ETC. All of the Equipment, Inventory and lock boxes of the Grantor are located at the places specified in ITEM A, ITEM B and ITEM C, respectively, of SCHEDULE I hereto, as such Schedule shall be deemed to be modified from time to time to reflect any notice given to the Agent pursuant to CLAUSE (A) of SECTION 4.1.1. Other than Equipment or Inventory in transit, sold in the ordinary course of business or the value of which, individually or in the aggregate, does not exceed $1,500,000, none of the Equipment and Inventory has, within the four months preceding the date of this Security Agreement, been located at any place other than the places specified in ITEM A and ITEM B, respectively, of
SCHEDULE I hereto except as set forth in a footnote thereto. The chief executive office of the Grantor and the office(s) where the Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, are located at the address set forth in Item D of
SCHEDULE I hereto as such Schedule may be deemed to be modified from time to time to reflect any notice given to the Agent pursuant to CLAUSE (C) of
SECTION 4.1.2. The Grantor has no trade names other than those set forth in ITEM E of SCHEDULE I hereto. During the four months preceding the date hereof, (i) the Grantor has not been known by any legal name different from the one set forth on the signature page hereto, (ii) nor has the Grantor been the subject of any merger or other corporate reorganization, except as set forth in ITEM F of SCHEDULE I hereto. If the Collateral includes any Inventory located in the State of California, the Grantor is not a "retail merchant" within the meaning of Section 9102 of the Uniform Commercial Code -Secured Transactions of the State of California. All Receivables evidenced by a promissory note or other instrument, negotiable document or chattel paper which (individually or in the aggregate) exceed $1,500,000 have been duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and
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substance reasonably satisfactory to the Agent and delivered and pledged to the Agent pursuant to SECTION 4.1.7. The Grantor is not a party to any Federal, state or local government contract except as set forth in ITEM G of SCHEDULE I hereto.

         SECTION (ii) OWNERSHIP, NO LIENS, ETC. The Grantor owns its Collateral free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement or any other Loan Document. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Agent relating to this Security Agreement or as have been filed in connection with Liens permitted pursuant to the Loan Documents, including Section 9.2.3 of the Credit Agreement.

         SECTION (iii) POSSESSION AND CONTROL. The Grantor has exclusive possession and control of its Equipment and Inventory, except as specified in Item H of Schedule I hereto, as such Item shall be deemed to be modified from time to time upon delivery of a written notice to the Agent given not less than 30 days prior to the date on which the Grantor is to relinquish exclusive possession and control of such Equipment and Inventory.

         SECTION (iv) NEGOTIABLE DOCUMENTS, INSTRUMENTS AND CHATTEL PAPER. The Grantor has delivered to the Agent possession of all originals of all negotiable documents, instruments and chattel paper currently owned or held by the Grantor (duly endorsed in blank, if requested by the Agent) which (individually or in the aggregate) exceed $1,500,000.

         SECTION (v) INTELLECTUAL PROPERTY COLLATERAL. With respect to any Intellectual Property Collateral owned by the Grantor in the Grantor's name as such may be changed from time to time the loss, impairment or infringement of which might have a Material Adverse Effect:

         (1) each such Copyright, Patent or Trademark is subsisting and has not been adjudged invalid or unenforceable, in whole or in part and, to the Grantor's knowledge, there is no basis or any grounds

                                       13

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    for any such Copyright, Patent or Trademark to be adjudged invalid or unenforceable in whole or in part;

         (2) the Grantor has made all reasonable and proper filings and recordations to protect its interest in such Copyrights, Patents or Trademarks, including recordations of its interests in the Patents and Trademarks in the United States Patent and Trademark Office and in corresponding offices throughout the world and its claims to the Copyrights in the United States Copyright Office and in corresponding offices throughout the world;

         (3) to the Grantor's knowledge it is the exclusive owner of the entire and unencumbered right, title and interest in and to such Copyrights, Patents or Trademarks and no claim has been made that the use of such Copyrights, Patents or Trademarks violates the asserted rights of any third party;

         (4) the Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every Copyright, Patent or Trademark in full force and effect throughout the world, as applicable, except as permitted by the Credit Agreement or this Agreement; and

         (5) the Grantor has taken commercially reasonable steps to protect and maintain the secrecy of its Trade Secrets.

The Grantor owns or is entitled to use by license or otherwise, all Trade Secrets, licenses, technology, know-how, processes and rights not included in the Copyrights, Patents or Trademarks used in, necessary for or of importance to the conduct of the Grantor's business.

         SECTION (vi) VALIDITY, ETC. (1) This Security Agreement is effective to create, as collateral security for the Obligations of the Grantor, valid and enforceable Liens on the Collateral in favor of the Agent, for the ratable benefit of the Secured Parties, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar

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laws relating to or affecting creditor's rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         (2) Except with regard to Liens (if any) on Specified Assets, upon the completion of the Filings (with respect to Collateral existing on the Effective Date) and Subsequent Filings (with respect to Collateral acquired following the Effective Date for which the Filings are not effective to perfect the Lien on such after-acquired Collateral), and the delivery to and continuing possession by the Agent of all instruments, chattel paper and documents a security interest in which is perfected by possession (which, in the case of such Subsequent Filings and such instruments, chattel paper and documents, subject to SECTIONS 3.1.1 and 3.1.4, shall have occurred prior to any Credit Extensions after the initial Credit Extensions), the Liens created pursuant to this Agreement will constitute valid Liens on and (to the extent provided herein) perfected security interests in the Grantor's Collateral in favor of the Agent for the ratable benefit of the Secured Parties, and will be prior to all other Liens of all other Persons other than Permitted Liens, and enforceable as such as against all other Persons other than (i) Ordinary Course Buyers, except to the extent that the recording of an assignment or other transfer of title to the Agent, in the United States Patent and Trademark Office may be necessary for enforceability, and (ii) except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) or by an implied covenant of good faith and fair dealing. Notwithstanding the foregoing, the representation set forth above shall be deemed true and correct for all purposes so long as the Grantor has complied with its covenants set forth under CLAUSE (A) of
    SECTION 4.1.1, CLAUSE (A) of SECTION 4.1.2, CLAUSE (E) of SECTION 4.1.4, and SECTION 4.1.7 of this Security Agreement, including the delivery of executed financing statements for Subsequent Filings to the

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    Agent, whether or not the Agent has caused such financing statements to be filed in the applicable filing offices. As used in this Section, the following terms shall have the following meanings:

              "FILINGS": the filing or recording of the Financing Statements and the Trademark Security Agreement relating to the Collateral existing on the Effective Date, in the places specified in ITEM I of the SCHEDULE I hereto.

              "FINANCING STATEMENTS": the financing statements delivered to the Agent by such Grantor on the date hereof for filing in the jurisdictions listed on ITEM I of SCHEDULE I hereto.

              "ORDINARY COURSE BUYERS": with respect to goods only, buyers in the ordinary course of business to the extent provided in Section 9-307(1) of the U.C.C. as in effect from time to time in the relevant jurisdiction.

              "PERMITTED LIENS": Liens permitted pursuant to the Loan Documents, including those permitted to exist pursuant to Section
         9.2.3 of the Credit Agreement.

              "SPECIFIED ASSETS": the following property and assets of such
         Grantor:

              (1)  equipment constituting fixtures;

              (2) Patent Collateral and Trademark Collateral to the extent that (a) Liens thereon cannot be perfected by the filing of financing statements under the Uniform Commercial Code or by filing and acceptance thereof in the United States Patent and Trademark Office or
         (b) such Patent Collateral and Trademark Collateral that is not, individually or in the aggregate, material to the business of the Grantor and its Subsidiaries taken as a whole;

              (3) Copyright Collateral and accounts arising therefrom to the extent that the Uniform

         Commercial Code as in effect from time to time in the relevant jurisdiction is not applicable to the creation or perfection of Liens thereon;

              (4)  uncertificated securities;

              (5) Collateral for which the perfection of Liens thereon requires filings in or other actions under the laws of jurisdictions outside the United States of America, any State, territory or dependency thereof or the District of Columbia (except to the extent that such filings or other actions have been made or taken);

              (6) Receivables or Related Contracts on which the United States of America or any department, agency or instrumentality thereof is the obligor, and property or assets subject to any rights reserved in favor of the United States government as required under law which do not, individually or in the aggregate, exceed $1,500,000;

              (7) goods included in Collateral received by any Person for "sale or return" within the meaning of Section 2-326 of the Uniform Commercial Code of the applicable jurisdiction, to the extent of claims of creditors of such Person; and

              (8) cash proceeds of Receivables or Inventory until transferred to or deposited in the Collateral Account (if any).

              "SUBSEQUENT FILINGS": any filings after the date hereof in any other jurisdiction not set forth in ITEM I of SCHEDULE I as may be necessary under any requirement of law to perfect a Lien on the Collateral in favor of the Agent.

         SECTION (vii) COMPLIANCE WITH LAWS. The Grantor is in compliance with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which might have a Material Adverse Effect or which might materially adversely affect the value of the Collateral or the worth of the Collateral as collateral security in each case taken as a whole.

         SECTION (viii) ABANDONED TRADEMARKS. The Abandoned Trademarks are not, individually or in the aggregate, material to the continued operations of the Grantor, and for purposes of this Security Agreement (including CLAUSE
(B) of SECTION 4.1.4), the Grantor hereby notifies the Agent that the Abandoned Trademarks are of negligible economic value to the Grantor.


                                      ARTICLE 4.

                                      COVENANTS

         SECTION a. CERTAIN COVENANTS. The Grantor covenants and agrees that, so long as any portion of the Obligations shall remain unpaid, any Rate Protection Agreements entered into pursuant to the Credit Agreement shall remain in full force and effect, any Letters of Credit shall be outstanding or any Lender shall have any outstanding Commitment, the Grantor will, unless the Required Lenders shall otherwise consent in writing, perform, comply with and be bound by the obligations set forth in this Section.

         SECTION (i) AS TO EQUIPMENT AND INVENTORY. The Grantor hereby agrees that it shall

         (1) keep all the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in
    SECTION 3.1.1 or, upon not less than 30 days' prior written notice to the Agent, at such other places in a jurisdiction where all representations and warranties set forth in the first sentence of SECTION 3.1.1, SECTION 3.1.3 and SECTION 3.1.6 shall be true and correct in all material respects, and all action required pursuant to the first sentence of SECTION 4.1.7 shall have been taken with respect to the Equipment and Inventory;

         (2) cause each material item of Equipment to be maintained in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted; and make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end, except to the extent that failure to do any of the foregoing would not reasonably be expected to materially adversely affect the value of the Collateral; and promptly furnish to the Agent a statement respecting any material loss or damage to the Equipment; and

         (3) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside; and

         (4) not permit the aggregate value of the Equipment and Inventory not within its exclusive possession and control to exceed in any fiscal year 2% of net sales of the Grantor in the preceding fiscal year, PROVIDED that the foregoing shall not include the value of Equipment or Inventory in possession of a third party that has received a notice from the Grantor or the Agent identifying the Lien on such Equipment or Inventory created under this Security Agreement.

         SECTION (ii) AS TO RECEIVABLES. Subject to the terms of any documentation governing any Permitted Receivables Transaction:

         (1) The Grantor shall (i) not change its chief executive office, the office(s) where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidenced Receivables, located at the address(es) set forth in ITEM D of SCHEDULE I hereto, or its name except upon 30 days' prior written notice to the Agent and, prior to taking any such action, delivering to the Agent all additional executed financing statements and other documents reasonably requested by the Agent to maintain the validity, perfection and priority of the security interests provided for herein; (ii) hold and preserve such records and chattel paper; and (iii) permit representatives of the Agent at any time during normal business hours upon reasonable advance written notice to inspect and make abstracts from such records and chattel paper.

         (2) Upon written notice by the Agent to the Grantor pursuant to this clause, all proceeds of Collateral received by the Grantor shall be forthwith (and, in any event, within two Business Days) delivered in kind to the Agent for deposit to a deposit account (the "COLLATERAL ACCOUNT") of the Grantor maintained with the Agent, and the Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Agent until delivery thereof is made to the Agent. The Agent will not give the notice referred to in the preceding sentence unless there shall have occurred and be continuing a Default of the nature set forth in
    Section 10.1.9 of the Credit Agreement or an Event of Default.

         (3) The Agent shall have the right to apply any amount in the Collateral Account to the payment of any Obligations which are due and payable or payable upon demand.

         SECTION (iii)  AS TO COLLATERAL.

         (1) Until both (i) the occurrence and continuance of a Default of the nature set forth in Section 10.1.9 of the Credit Agreement or an Event of Default, and (ii) such time as the Agent shall notify the Grantor of the revocation of such power and authority the Grantor (A) may in the ordinary course of its business (except as otherwise permitted under the Credit Agreement), at its own expense, sell, lease or furnish under contracts of service or otherwise transfer any of the Inventory normally held by the Grantor for such purpose, and use and consume, in the ordinary course of its business (except as otherwise permitted under the Credit Agreement), any raw materials, work in process or materials normally held by the Grantor for such purpose, (B) subject to the terms of any documentation governing any Permitted Receivables Transaction, will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Agent may reasonably request following the occurrence of a Default of the nature set forth in Section 10.1.9 of the Credit Agreement or an Event of Default or, in the absence of such request, as the Grantor may deem advisable, and (c) subject to the terms of any documentation governing any Permitted Receivables Transaction, may grant, in the ordinary course of business (except as otherwise permitted under the Credit Agreement), to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral. The Agent, however, may, at any time following a Default of the nature set forth in Section 10.1.9 of the Credit Agreement or an Event of Default, whether before or after any notice of revocation of such power and authority or the maturity of any of the Obligations, notify any parties obligated on any of the Collateral to make payment to the Agent of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Agent following a Default of the nature set forth in Section 10.1.9 of the Credit Agreement or an Event of Default, the Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Agent of any amounts due or to become due thereunder.

         (2) The Agent is authorized to endorse, in the name of the Grantor, any item, howsoever received by the Agent, representing any payment on or other proceeds of any of the Collateral for application pursuant to SECTION 6.1.

         SECTION (iv) AS TO INTELLECTUAL PROPERTY COLLATERAL. The Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral owned by the Grantor in the Grantor's name as such may be changed from time to time.

         (1) As to any Patent Collateral that the Grantor may acquire following the Effective Date the Grantor shall not, unless the Grantor shall either
    (i) reasonably and in good faith determine (in which case, the Grantor will, in conjunction with the notices provided under SECTION 4.1.4(E) give notice of such determination to the Agent) that any of the Patent Collateral is of negligible economic value to the Grantor, or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

         (2) The Grantor shall not, and the Grantor shall not permit any of its licensees to, unless the Grantor shall either (i) reasonably and in good faith determine (in which case, the Grantor will, in conjunction with the notices provided under SECTION 4.1.4(E) give notice of such determination to the Agent) that any of the Trademark Collateral is of negligible economic value to the Grantor, or (ii) have a valid business purpose to do otherwise,

              (a) fail to continue to use any of the Trademarks in order to maintain all of the Trademarks in full force free from any claim of abandonment for non-use,

              (b) fail to maintain as in the past the quality of its products and services offered under all of the Trademark Collateral,

              (c) fail to employ all of the Trademarks registered with any Federal or state or foreign authority with an appropriate notice of such registration,

              (d) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral without notifying the Agent,

              (e) use any Trademark registered with any Federal or state or foreign authority except for the uses for which registration or application for registration of such Trademark has been made except in the ordinary course of business consistent with past practice, and

              (f) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable.

         (3) The Grantor shall not, unless the Grantor shall either (a) reasonably and in good faith determine (in which case, the Grantor will, in conjunction with the notices provided under SECTION 4.1.4(E) give notice of such determination to the Agent) that any of the Copyright Collateral or any of the Trade Secrets Collateral is of negligible economic value to the Grantor, or (b) have a valid business purpose to do otherwise, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term thereof.

         (4) The Grantor shall notify the Agent promptly if it knows, or has reason to know, that any application or registration relating to any material Copyright, Patent or Trademark may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding the Grantor's ownership of any such material Copyright, Patent or Trademark, its right to register the same or to keep and maintain and enforce the same.
                                       23

         (5) In no event shall the Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Patent, Copyright or Trademark with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless within 30 days after the end of each calendar quarter the Grantor informs the Agent, and upon request of the Agent, executes and delivers any and all agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Agent's security interest in such Patent, Copyright or Trademark and the goodwill and general intangibles of the Grantor relating thereto or represented thereby; PROVIDED, that the Grantor shall not be required to deliver any such agreements, instruments, documents or papers for filing or registration in any offices outside the United States unless the economic value of such Patent, Copyright or Trademark in the country in which such office is located is material to the business of the Grantor and its Subsidiaries taken as a whole, and then shall only be required to make such filings and registrations in the applicable offices within such country.

         (6) The Grantor shall take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed by the Grantor with respect to, and to maintain any registration of, any Patent, Copyright or Trademark, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing CLAUSES (A), (B) and (C)).

         SECTION (v) INSURANCE. The Grantor will maintain or cause to be maintained with responsible insurance companies insurance with respect to its business and
                                       24
properties (including the Equipment and Inventory) against such casualties and contingencies and of such types and in such amounts as is required pursuant to the Credit Agreement and will, upon the request of the Agent, furnish a certificate of a reputable insurance broker setting forth the nature and extent of all insurance maintained by the Grantor in accordance with this Section. Without limiting the foregoing, the Grantor further agrees as follows:

         (1) Each policy for property insurance shall show the Agent as loss payee.

         (2) Each policy for liability insurance shall show the Agent as additional insured.

         (3) With respect to each life insurance policy, the Grantor shall execute and deliver to the Agent a collateral assignment, notice of which has been acknowledged in writing by the insurer.

         (4) Each insurance policy shall provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Agent by the insured.

         (5) The Grantor shall, if so requested by the Agent, deliver to the Agent a copy of each insurance policy.

         (6) All payments in respect of property insurance and life insurance shall be deposited to the Collateral Account and if there shall be no Collateral Account shall be paid to the Grantor.

         SECTION (vi)  TRANSFERS AND OTHER LIENS.  The Grantor shall not:

         (1) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except Inventory in the ordinary course of business or as permitted by the Credit Agreement or this Security Agreement; or

         (2) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person or
                                       25
    entity, except for the security interest created by this Security
    Agreement and except as permitted by the Credit Agreement or this Security Agreement.

         SECTION (vii) FURTHER ASSURANCES, ETC. The Grantor and the Agent agree that, from time to time at the Grantor's expense, the Agent or the Grantor, as the case may be, will, upon the written request of the other, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, in order to preserve the benefits of this Security Agreement or to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will

         (1) following the occurrence of an Event of Default and notice to the Grantor by the Agent, mark conspicuously each document included in the Inventory, each chattel paper included in the Receivables and each Related Contract and, at the request of the Agent, each of its records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to the Agent, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby; and

         (2) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. Section 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof, with respect to any Collateral the value of which (individually or in the aggregate) exceeds $1,500,000), as may be necessary or desirable in order to preserve the benefits of this Security Agreement or to perfect and preserve the security interests and other rights granted or purported to be granted to the Agent hereby; and

         (3) furnish to the Agent, from time to time at the Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, the Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.


                                      ARTICLE 5.

                                      THE AGENT

         SECTION a. AGENT APPOINTED ATTORNEY-IN-FACT. The Grantor hereby irrevocably appoints the Agent the Grantor's attorneys-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Agent's discretion, following the occurrence and continuation of a Default of the nature set forth in
Section 10.1.9 of the Credit Agreement or an Event of Default, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

         (1) subject to the terms of any documentation governing any Permitted Receivables Transaction, to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

         (2) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with CLAUSE (A) above;

         (3) subject to the terms of any documentation governing any Permitted Receivables Transaction, to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral; and

         (4) to perform the affirmative obligations of the Grantor hereunder (including all obligations of the Grantor pursuant to SECTION 4.1.7).

The Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest; provided, that the power of attorney granted by the Grantor shall terminate upon the payment in full in cash, or cash collateralization, of all Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements entered into pursuant to the Credit Agreement and the termination of all Commitments.

         SECTION b. AGENT MAY PERFORM. If the Grantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Grantor pursuant to SECTION 6.2.

         SECTION c. AGENT HAS NO DUTY. In addition to, and not in limitation of, SECTION 2.4, the powers conferred on the Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         SECTION 5.4. REASONABLE CARE. The Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; PROVIDED, HOWEVER, the Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.


                                      ARTICLE 6.

                                       REMEDIES

         SECTION a. CERTAIN REMEDIES. If any Event of Default shall have occurred and be continuing and any Obligations shall be due and unpaid (whether by acceleration or otherwise):

         (1) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may

              (a) require the Grantor to, and the Grantor hereby agrees that it will, at its expense and upon request of the Agent, subject to the terms of any documentation governing any Permitted Receivables Transaction, forthwith assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent which is reasonably convenient to both parties, and

              (b) subject to the terms of any documentation governing any Permitted Receivables Transaction, without notice except as specified below, and subject to any existing reserved rights or licenses, sell the Collateral or any part thereof in one or more parcels at public or private sale, at the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         (2) All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to SECTION 6.2) in whole or in part by the Agent for the ratable benefit of the Secured Parties against, all or any part of the Obligations in such order (as among interest, fees, principal and other monetary Obligations) as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full in cash of all the Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

         SECTION b.  INDEMNITY AND EXPENSES.

         (1) The Grantor agrees to indemnify the Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including enforcement of this Security Agreement), except to the extent resulting from the Agent's gross negligence or wilful misconduct.

         (2) The Grantor will upon demand pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Agent may incur in connection with

              (a) the administration of this Security Agreement,

              (b) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, and

              (c) the exercise or enforcement of any of the rights of the Agent or the Secured Parties hereunder, or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.


                                      ARTICLE 7.

                               MISCELLANEOUS PROVISIONS

         SECTION a. LOAN DOCUMENT. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         SECTION b. AMENDMENTS; ETC. No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Grantor and the Agent (on behalf of the Lenders or the Required Lenders, as the case may be), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION c. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed or telecopied or delivered to either party hereto, addressed to such party at the address of such party specified in or pursuant to the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

         SECTION d. SECTION CAPTIONS. Section captions used in this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

         SECTION e. SEVERABILITY. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

         SECTION f. COUNTERPARTS. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed an original and all of which shall constitute together but one and the same agreement.

         SECTION g. GOVERNING LAW, ENTIRE AGREEMENT, ETC. THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.
THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                                  LEINER HEALTH PRODUCTS INC.


                                                  By /s/ William B. Towne
                                                    ---------------------------
                                                    Name:  William B. Towne
                                                    Title: Executive Vice
                                                           President Finances



                                                  THE BANK OF NOVA SCOTIA,
                                                    as Agent


                                                  By /s/ Gary McDonough
                                                    ---------------------------
                                                    Name:  Gary McDonough
                                                    Title: Authorized Signatory

                                                                      SCHEDULE I
                                                                to U.S. Borrower
                                                              Security Agreement

ITEM A.  LOCATION OF EQUIPMENT

                         Description                             Location
           ---------------------------------------  ----------------------------------

1.         Land                                     Kalamazoo, Michigan
                                                    Chicago, Illinois
                                                    Madison, Wisconsin
                                                    York County, South Carolina
                                                    Winnipeg, Manitoba, Canada

2.         Buildings and Improvements               Kalamazoo, Michigan
                                                    Classic--Sherburne, New York
                                                    Chicago, Illinois
                                                    Madison, Wisconsin
                                                    York County, South Carolina
                                                    Winnipeg, Manitoba, Canada

3.         Leasehold Improvements                   Kalamazoo, Michigan
                                                    Classic--Sherburne, New York
                                                    Barstow, California
                                                    Trupak--West Unity, Ohio
                                                    Chicago, Illinois
                                                    Madison, Wisconsin
                                                    Garden Grove, California
                                                    Dallas, Texas
                                                    Carson, California
                                                    York County, South Carolina
                                                    Winnipeg, Manitoba, Canada

4.         Machinery and Equipment                  Kalamazoo, Michigan
                                                    Classic--Sherburne, New York
                                                    Barstow, California
                                                    Trupak--West Unity, Ohio
                                                    Chicago, Illinois
                                                    Madison, Wisconsin
                                                    Garden Grove, California
                                                    Dallas, Texas
                                                    Cleveland, Ohio
                                                    Clearwater, Florida
                                                    Seattle, Washington
                                                    Elmhurst, Illinois
                                                    Carson, California
                                                    York County, South Carolina
                                                    Winnipeg, Manitoba, Canada

5.         Furniture and Fixtures (continued)       Kalamazoo, Michigan
                                                    Classic--Sherburne, New York
                                                    Barstow, California
                                                    Trupak--West Unity, Ohio
                                                    Chicago, Illinois
                                                    Madison, Wisconsin
                                                    Garden Grove, California
                                                    Dallas, Texas
                                                    Cleveland, Ohio
                                                    Clearwater, Florida
                                                    Seattle, Washington
                                                    Elmhurst, Illinois
                                                    Carson, California
                                                    York County, South Carolina
                                                    Winnipeg, Manitoba, Canada

Item B.  LOCATION OF INVENTORY

1.         Baltimore, Maryland

2.         Barstow, California

3.         Brattleboro, Vermont

4.         Carson, California

5.         Chattsworth, California

6.         Collinsville, Illinois

7.         Colorado Springs, Colorado

8.         Columbus, Georgia

9.         El Paso, Texas

10.        Forth Worth, Texas

11.        Garden Grove, California

12.        Honolulu, Hawaii

13.        Junction City, Kansas

14.        Kalamazoo, Michigan

15.        Kent, Washington

16.        Lawton, Oklahoma

17.        Madison, Wisconsin

18.        Mainland, Pennsylvania

19.        Norfolk, Virginia

20.        Oldsmar, Florida

21.        Ontario, California

22.        Pensacola, Florida

23.        Portland, Oregon

24.        San Antonio, Texas

25.        Sanford, Florida

26.        Sherburne, New York

27.        Stockton, California

28.        West Unity, Ohio

29.        Winnipeg, Manitoba, Canada


Item C.  LOCATION OF LOCK BOXES

             Bank Name & Location       Account Number            Contact Person
           -------------------------  ------------------  ------------------------------
1.         LaSalle National Bank        Acct. #2272755    Betty Latson
           120 S. LaSalle Street                          First Vice President
           Chicago, IL 60603                              and Deputy Division Head
                                                          Commercial Banking

Item D.  PLACE(S) OF BUSINESS AND CHIEF EXECUTIVE OFFICE

LOCATION                                       TYPE OF FACILITY
--------------------------------  -------------------------------------------

Carson, California*               Packaging and distribution

Garden Grove, California          Manufacturing

Kalamazoo, Michigan               Manufacturing

Kalamazoo, Michigan               Auxiliary warehouse

York County, South Carolina       Manufacturing

Winnipeg, Canada                  Manufacturing, packaging, distribution

West Unity, Ohio                  Packaging and distribution

Madison, Wisconsin                Packaging and distribution

Sherburne, New York               Packaging and distribution

Sherburne, New York               Auxiliary warehouse

Chicago, Illionis                 Not in use; held for sale

------------------------
*   Chief Executive Offices

Item E.  TRADE NAMES

    None

Item F.  MERGER OR OTHER CORPORATE REORGANIZATION

    None

Item G.  GOVERNMENT CONTRACTS

    None

Item H.  NON EXCLUSIVE CONTROL OF COLLATERAL


1.         Baltimore, Maryland

2.         Brattleboro, Vermont

3.         Collinsville, Illinois

4.         Colorado Spring, Colorado

5.         Columbus, Georgia

6.         El Paso, Texas

7.         Fort Worth, Texas

8.         Honolulu, Hawaii

9.         Junction City, Kansas

10.        Kent, Washington

11.        Lawton, Oklahoma

12.        Mainland, Pennsylvania

13.        Norfolk, Virginia

14.        Oldsmar, Florida

15.        Ontario, California

16.        Pensacola, Florida

17.        Portland, Oregon

18.        San Antonio, Texas

19.        Sanford, Florida

20.        Stockton, California


Item I.  FILING OFFICES

1.         California
           a. Secretary of State
2.         Colorado
           a. Secretary of State
3.         Florida
           a. Secretary of State
4.         Georgia
           a. Muscogee County
5.         Hawaii
           a. Bureau of Conveyances
6.         Illinois
           a. Secretary of State
7.         Kansas
           a. Secretary of State
8.         Maryland
           a. Department of Assesments
9.         Michigan
           a. Secretary of State
10.        New York
           a. Secretary of State
           b. Chenango County
11.        Ohio
           a. Secretary of State
           b. Williams County
           c. Cuyahoga County

12.        Oklahoma
           a. County Clerk of Comanche
13.        Oregon
           a. Secretary of State
14.        Pennsylvania
           a. Secretary of the Commonwealth
           b. Prothonotary of Montgomery
15.        South Carolina
           a. Secretary of State
16.        Texas
           a. Secretary of State
17.        Vermont
           a. Secretary of State
18.        Virginia
           a. State Corporation Commission
           b. City of Norfolk
19.        Washington
           a. Department of Licensing
20.        Wisconsin
           a. Secretary of State

                                                                     SCHEDULE II
                                                                to U.S. Borrower
                                                              Security Agreement

Item A.  PATENTS


                             Issued Patents
-------------------------------------------------------------------------

   Country   Patent No.  Issue Date   Inventor(s)           Title
-----------  ----------  -----------  ------------  -----------------------
       USA      D270379    08/30/83   Gale K.       Ornamental design for
                                      Bensussen     a pharmaceutical tablet
       USA      D270099    08/09/83   Gale K.       Ornamental design for
                                      Bensussen     a pharmaceutical tablet
       USA      D270010    08/02/83   Gale K.       Ornamental design for
                                      Bensussen     a pharmaceutical tablet
       USA      D270009    08/02/83   Gale K.       Ornamental design for
                                      Bensussen     a pharmaceutical tablet



                  Pending Patent Applications
----------------------------------------------------------------

   Country   Serial No.  Filing Date  Inventor(s)      Title
-----------  ----------  -----------  ------------  ------------

                                                                     SCHEDULE II
                                                                to U.S. Borrower
                                                              Security Agreement

NONE


               Patent Applications in Preparation
-----------------------------------------------------------------
                           Expected
   Country   Docket No.   Filing Date  Inventor(s)      TITLE
-----------  -----------  -----------  ------------  ------------




NONE

Item B.  PATENT LICENSES


 Country or                           Effective   Expiration     Subject
  Territory     Licensor   Licensee     Date         Date         Matter
-------------  ----------  ---------  ---------  ------------  ------------




NONE

                                                                    SCHEDULE III
                                                                to U.S. Borrower
                                                              Security Agreement


Item A.  Trademarks

                               Registered Trademarks
                               ---------------------
      Country           Trademark             Registration No.   Registration
      -------           ---------             ----------------   ------------
                                                                     Date
                                                                     ----

        USA       DREMELON                      672,108            1-6-59
        USA       JET-AWAKE                     698,477            5-31-60
        USA       TELESTRES                     707,739            11-29-60
        USA       STRIKES PAIN                  733,291            6-26-62
        USA       GORDON'S ECONO-PAK            742,896            1-1-63
        USA       CHOOM EE'S                    789,316            5-11-65
        USA       TRU-NATURE                    964,561            7-24-73
        USA       COUNCILABS                    973,800            11-27-73
        USA       SNIP E                        1,005,174          2-25-75
        USA       YOUR LIFE                     1,029,138          1-6-76
        USA       FORMULA RDA                   1,034,189          2-24-76
        USA       TRU-NATURE                    1,076,778          11-8-77 (*)
        USA       VITALIFE                      1,094,936          7-4-78
        USA       YOUR LIFE & DESIGN            1,118,048          5-15-79
        USA       SUBSTANCE II                  1,137,182          6-24-80
        USA       MY-A-MULTI                    1,131,599          3-11-80
        USA       DIETIC                        1,175,765          11-3-81

-------------------------
     *This mark has been abandoned and this registration will not be renewed.

                                                                    SCHEDULE III
                                                                to U.S. Borrower
                                                              Security Agreement



                               Registered Trademarks
                               ---------------------
      Country           Trademark             Registration No.   Registration
      -------           ---------             ----------------   ------------
                                                                     Date
                                                                     ----

        USA       VITA-FRESH                    1,152,085          4-28-81
        USA       FORMULA 36                    1,172,810          10-13-81
        USA       DAILY VITAMIN PAK             1,178,785          11-24-81
        USA       L-FORMULA                     1,189,083          2-9-82
        USA       FULVITA                       1,190,422          2-23-82
        USA       SUPER VITA-HEALTH 36          1,232,483          3-29-83
        USA       VITA-HEALTH                   1,239,943          5-31-83
        USA       NATURE'S HARMONY              1,257,332          11-15-83
        USA       EVERYDAY ATHLETE              1,259,763          12-6-83
        USA       YOUR LIFE                     1,267,613          2-21-84
        USA       SENIOR'S CHOICE               1,308,596          12-11-84
        USA       HEALTHY LIFE                  1,310,734          12-25-84
        USA       GRAND-SLAM                    1,313,044          1-8-85
        USA       LIGHTWEIGHT                   1,313,046          1-8-85
        USA       BURST                         1,313,045          1-8-85
        USA       NBF NATIONAL BRAND FORMULA    1,320,310          2-19-85
        USA       MAXIMUM CHOICE                1,338,731          6-4-85

                                                                    SCHEDULE III
                                                                to U.S. Borrower
                                                              Security Agreement



                               Registered Trademarks
                               ---------------------
      Country           Trademark             Registration No.   Registration
      -------           ---------             ----------------   ------------
                                                                     Date
                                                                     ----

        USA       MAXIMUM PAK                   1,374,543          12-10-85
        USA       EXECUTIVE'S CHOICE            1,385,699          3-11-86
        USA       MAN'S CHOICE                  1,387,982          4-1-86
        USA       WOMAN'S CHOICE                1,387,981          4-1-86
        USA       YOUR LIFE & DESIGN            1,402,829          7-29-86
        USA       CHUBBLES                      1,418,458          11-25-86**
        USA       NATURES'S PREMIUM             1,433,522          3-24-87
        USA       BEARFOOT                      1,435,638          4-7-87***
        USA       DAILY PAK                     1,503,542          9-13-88
        USA       PHARMACIST FORMULA            1,509,847          10-25-88
        USA       PHARMACIST FORMULA & DESIGN   1,537,889          5-9-89
        USA       PHARMACIST FORMULA & DESIGN   1,591,651          4-17-90


-------------------------
    **This mark has been abandoned and this registration will not be renewed. ***This mark has been abandoned and this registration will not be renewed.

                                                                    SCHEDULE III
                                                                to U.S. Borrower
                                                              Security Agreement



                               Registered Trademarks
                               ---------------------
      Country           Trademark             Registration No.   Registration
      -------           ---------             ----------------   ------------
                                                                     Date
                                                                     ----

        USA       PHARMACIST FORMULA            1,592,720          4-24-90
        USA       YOUR LIFE & DESIGN            1,596,015          5-15-90
        USA       PURITY & QUALITY GUARANTEED   1,604,326          7-3-90
        USA       THERA PLUS                    1,608,014          7-31-90
        USA       CENTRAL-LIFE                  1,630,503          1-1-91(****)
        USA       CENTRAL-VITE                  1,630,504          1-1-91
        USA       NATURALIZED                   1,663,752          11-5-91
        USA       PHARMACIST FORMULA & DESIGN   1,678,249          3-10-92
        USA       NRL GOLD BANNER & DESIGN      1,683,558          4-21-92
        USA       PROVEN RELEASE FORMULA
                  & DESIGN                      1,698,545          6-30-92
        USA       RELEASE TESTED & DESIGN       1,706,198          8-11-92

-------------------------
     ****This mark has been abandoned and this registration will not be renewed.

                                                                    SCHEDULE III
                                                                to U.S. Borrower
                                                              Security Agreement



                               Registered Trademarks
                               ---------------------
      Country           Trademark             Registration No.   Registration
      -------           ---------             ----------------   ------------
                                                                     Date
                                                                     ----

        USA       SUPREME QUALITY               1,710,877          8-25-92
        USA       BODYCOLOGY                    1,719,286          9-22-92
        USA       DISSOLUTION TESTED PROVEN
                  RELEASE & DESIGN              1,721,198          9-29-92
        USA       DISSOLUTION TESTED PROVEN
                  RELEASE & DESIGN              1,730,435          11-3-92
        USA       RELEASE ASSURED & DESIGN      1,742,102          12-22-92
        USA       TRU NATURE & DESIGN           1,745,052          1-5-93
        USA       PROVEN RELEASE & DESIGN       1,745,043          1-5-93
        USA       ALLERCOLD                     1,746,289          1-12-93
        USA       SPACE KIDS                    1,748,098          1-26-93
        USA       ABSTRACT DESIGN OF A FLOWER   1,749,184          1-26-93
        USA       BODYCOLOGY (Script)           1,749,731          2-2-93

                                                                    SCHEDULE III
                                                                to U.S. Borrower
                                                              Security Agreement



                               Registered Trademarks
                               ---------------------
      Country           Trademark             Registration No.   Registration
      -------           ---------             ----------------   ------------
                                                                     Date
                                                                     ----

        USA       DISSOLUTION TESTED
                  RELEASE ASSURED & DESIGN      1,753,433          2-16-93
        USA       PHARMACIST FORMULA & DESIGN   1,765,207          4-13-93
        USA       PHARMACIST FORMULA            1,763,596          4-6-93
        USA       PHARMACIST FORMULA & DESIGN   1,763,597          4-6-93
        USA       HISTA TABS                    1,768,400          5-4-93
        USA       RELEASE ASSURED & DESIGN      1,773,376          5-25-93
        USA       SELECT FORMULA                1,773,363          5-25-93
        USA       RELEASE ASSURED & DESIGN      1,782,015          7-13-93
        USA       DRYFEDRINE                    1,783,199          7-20-93
        USA       PC PHARMACIST                 1,788,756          8-17-93
        USA       SLUMBER TIME                  1,789,833          8-24-93
        USA       PHARMACIST VALUE              1,789,839          8-24-93

                                                                    SCHEDULE III
                                                                to U.S. Borrower
                                                              Security Agreement



                               Registered Trademarks
                               ---------------------
      Country           Trademark             Registration No.   Registration
      -------           ---------             ----------------   ------------
                                                                     Date
                                                                     ----

        USA       RELEASE ASSURED & DESIGN      1,794,087          9-21-93
        USA       ECOLOGIZED                    1,802,519          11-2-93
        USA       LACTASE 3300                  1,811,401          12-14-93
        USA       LABORATORY TESTED RELEASE
                  ASSURED & DESIGN              1,801,738          10-26-93
        USA       DISINTEGRATION TESTED
                  RELEASE ASSURED & DESIGN      1,801,737          10-26-93
        USA       LUBRICARE                     1,831,007          4-19-94
        USA       CREATED FROM NATURE           1,867,904          12-20-94
        USA       DAILY PAK SELECT              1,877,375          2-7-95
        USA       PHARMACIST BEST               1,881,114          2-28-95
        USA       OPTIMUM BALANCE               1,881,149          2-28-95
        USA       PHARMACIST TRUST              1,884,193          3-14-95
        USA       PHARMACIST OWN                1,885,526          3-21-95

                                                                    SCHEDULE III
                                                                to U.S. Borrower
                                                              Security Agreement



                               Registered Trademarks
                               ---------------------
      Country           Trademark             Registration No.   Registration
      -------           ---------             ----------------   ------------
                                                                     Date
                                                                     ----

        USA       PHARMACIST FIRST              1,885,527          3-21-95
        USA       PHARMACIST NUMBER 1           1,885,528          3-21-95
        USA       CENTRAL-VITE SUPREME          1,885,535          3-21-95
        USA       PHARMACIST FRIEND             1,885,529          3-21-95
        USA       PHARMACIST REFERRAL           1,884,188          3-14-95
        USA       PHARMACIST SOLUTION           1,884,189          3-14-95
        USA       PHARMACIST BLEND              1,884,190          3-14-95
        USA       PHARMACIST PICK               1,884,191          3-14-95
        USA       PHARMACIST ANSWER             1,884,192          3-14-95
        USA       PHARMACIST TRUSTED            1,884,194          3-14-95
        USA       ASSURED RELEASE & DESIGN      1,886,507          3-28-95
        USA       TODAY'S PHARMACIST            1,887,706          4-4-95
        USA       PHARMACIST SYSTEM             1,887,714          4-4-95

                                                                    SCHEDULE III
                                                                to U.S. Borrower
                                                              Security Agreement



                               Registered Trademarks
                               ---------------------
      Country           Trademark             Registration No.   Registration
      -------           ---------             ----------------   ------------
                                                                     Date
                                                                     ----

        USA       BABYCOLOGY                    1,906,239          7-18-95
        USA       LHP AND DESIGN                1,913,897          8-22-95
        USA       PHARMACIST CARE               1,912,171          8-15-95
        USA       PHARMACIST RELIEF             1,931,895          10-31-95
        USA       CENTRAL-VITE PLUS             1,915,779          8-29-95
        USA       REPLENISH                     1,926,257          10-10-95
        USA       THE VITAMIN STORE             1,951,912          1-23-96
        USA       PHYTO-CONCENTRATES            1,969,648          4-23-96
        USA       BEYOND VITAMINS               1,971,903          4-30-96
        USA       LIQUI-COAT                    1,986,734          7-16-96
        USA       BODYCOLOGY (Script)           1,989,228          7-23-96
        USA       KWIK-KAP                      2,012,314          10-29-96
        USA       FORMULAE USP                  2,033,157          1-21-97
        USA       LIQUID LIFT                   2,035,351          2-4-97
        USA       BIO-BALANCE                   2,041,108          2-25-97

                                                                    SCHEDULE III
                                                                to U.S. Borrower
                                                              Security Agreement



                               Registered Trademarks
                               ---------------------
      Country           Trademark             Registration No.   Registration
      -------           ---------             ----------------   ------------
                                                                     Date
                                                                     ----

        USA       LEINER HEALTH PRODUCTS
                  & DESIGN                      2,059,591          5-6-97
        USA
   California     YOUR LIFE                     California         4-28-75
                                                53094
   California     PHARMACIST FORMULA
                  ADJACENT THE REPRESENTATION
                  OF A MORTAR AND PESTLE        California         6-14-91
                                                94202



                                                                    SCHEDULE III
                                                                to U.S. Borrower
                                                              Security Agreement



                            FOREIGN TRADEMARK REGISTRATIONS

      Country              Mark                   Reg. No.          Reg. Date
      -------              ----                   --------          ---------


Argentina         BODYCOLOGY                    1,549,896          01/31/95
Argentina         BODYCOLOGY                    1,549,895          01/31/95
Argentina         PHYTO-NUTRIENTS               1,574,447          05/17/96
Argentina         YOUR LIFE                     1,488,512          11/30/93
Argentina         PHARMACIST FORMULA            1,612,272          08/22/96
Australia         VITA-FRESH                    B418,057           11/09/84
Australia         YOUR LIFE                     A303,284           12/21/76

                                                                    SCHEDULE III
                                                                to U.S. Borrower
                                                              Security Agreement



                            FOREIGN TRADEMARK REGISTRATIONS
      Country              Mark                   Reg. No.          Reg. Date
      -------              ----                   --------          ---------

Bulgaria          PHARMACIST FORMULA            28,612             06/27/96
Bulgaria          YOUR LIFE                     26,679             11/13/95
Canada            BODYCOLOGY                    444,247            06/23/95
Canada            NATURE'S HARMONY              304,672            07/12/85
Canada            PHARMACIST FORMULA            463,731            09/27/96
Canada            YOUR LIFE                     228,785            02/21/79
Chile             BODYCOLOGY                    421,742            02/10/94
China             BODYCOLOGY                    888,341            10/27/96
China             YOUR LIFE                     685,624            09/01/95
Columbia          BODYCOLOGY                    192,452            12/23/96
Columbia          NATURAL LIFE                  148,953            08/24/93
Costa Rica        VITA-FRESH                    65,013             04/18/85
Ecuador           BODYCOLOGY                    252-97             03/12/97
Hong Kong         BODYCOLOGY                    3274/96            12/22/94
Italy             NATURAL LIFE                  439,451            03/17/81
Italy             YOUR LIFE                     439,450            03/17/81
Japan             BODYCOLOGY                    3,296,573          04/25/97
Japan             NATURAL LIFE                  2,508,775          02/26/93
Japan             SUBSTANCE II                  2,395,314          03/31/92
Japan             YOUR LIFE                     1,740,629          01/23/85

                                                                    SCHEDULE III
                                                                to U.S. Borrower
                                                              Security Agreement



                            FOREIGN TRADEMARK REGISTRATIONS
      Country              Mark                   Reg. No.          Reg. Date
      -------              -----                  ---------         ---------
Japan             YOUR LIFE (Katakana)          2,616,893          01/31/94
Japan             YOUR LIFE (Katakana)          2,691,018          5/27/96
Japan             YOUR LIFE                     3,296,575          04/25/97
Japan             YOUR LIFE (Katakana)          3,296,576          04/25/97
Korea             BODYCOLOGY                    350,666            11/27/96
Korea             BODYCOLOGY                    350,667            11/27/96
Mexico            BODYCOLOGY                    450,043            01/12/94
Mexico            FLOWER DESIGN                 450,042            01/12/94
Mexico            NEW ERA                       480,932            11/29/94
Mexico            PHARMACIST FORMULA            458,316            04/25/94
Mexico            PHYTO-NUTRIENTS               498,447            07/25/95
Mexico            YOUR LIFE                     490,877            05/03/93
Moldova           YOUR LIFE                     4,390              06/23/95
New Zealand       NATURAL LIFE                  250,595            06/26/95
New Zealand       NATURAL LIFE                  266,085            08/20/96
New Zealand       YOUR LIFE                     250,594            06/26/95
Peru              BODYCOLOGY                    27,288             07/10/96
Peru              YOUR LIFE                     27,289             07/10/96
Romania           YOUR LIFE                     23,805             02/16/97

                                                                    SCHEDULE III
                                                                to U.S. Borrower
                                                              Security Agreement



                            FOREIGN TRADEMARK REGISTRATIONS
      Country              Mark                   Reg. No.          Reg. Date
      -------              ----                   --------          ---------
Russia            BODYCOLOGY                    144,765            02/29/96
Saudi Arabia      BODYCOLOGY                    365/18             12/31/95
Saudi Arabia      YOUR LIFE                     377/77             08/09/95
Spain             FLOWER DESIGN                 1,759,189          04/30/93
Switzerland       BODYCOLOGY                    441,127            04/25/97
Switzerland       YOUR LIFE                     439,225            10/21/96
Taiwan            FLOWER DESIGN                 619,886            12/16/93
Taiwan            FLOWER DESIGN                 617,796            12/01/93
Taiwan            BODYCOLOGY                    617,795            12/01/93
Taiwan            BODYCOLOGY                    622,227            12/01/93
Taiwan            NATURAL LIFE                  716,049            06/16/96
Taiwan            YOUR LIFE                     685,624            09/01/95
Thailand          YOUR LIFE                     kor36,721          10/26/95
UAE               BODYCOLOGY                    5,625              07/03/96
UAE               NATURAL LIFE                  6,406              08/12/95
UAE               YOUR LIFE                     5,705              07/07/96
UK                BODYCOLOGY                    1,250,928          09/25/85
UK                BODYCOLOGY                    2,006,693          12/28/94
UK                BURST                         1,458,246          03/14/91
UK                NATURAL LIFE                  1,175,140          05/18/82
UK                VITA-FRESH                    1,229,652          11/06/84
UK                YOURLIF                       1,072,487          12/29/76

                                                                    SCHEDULE III
                                                                to U.S. Borrower
                                                              Security Agreement



                            FOREIGN TRADEMARK REGISTRATIONS
      Country              Mark                   Reg. No.          Reg. Date
      -------              ----                   --------          ---------
Vietnam           BODYCOLOGY                    19,201             12/01/95
Vietnam           NATURAL LIFE                  24,074             05/11/96
Vietnam           YOUR LIFE                     19,202             12/01/95

                                                                 SCHEDULE III
                                                             to U.S. Borrower
                                                           Security Agreement


                            Pending Trademark Applications
                            ------------------------------

Country           Trademark                    Serial No.       Filing Date
-------           ---------                    ----------       -----------

USA               ANTIOXIDANT PAK               74/359,579       2-16-93(*****)

USA               NATURE'S CHOICE               74/484,440       1-27-94

USA               RECTANGLE WITH OBLIQUE        74/486,615       2-4-94
                  OVAL DESIGN

USA               PHYTO-NUTRIENTS & DESIGN      74/590,438       10-25-94

USA               PHYTOPRINT                    74/656,580       4-5-95

USA               PHYTOGRAPH                    74/717,312       8-18-95

USA               BOOSTER PAK                   74/732,911       9-22-95

USA               OCEAN DEW                     74/735,644       9-28-95

USA               VITA-FRESH                    75/024,396       11-27-95

USA               YOUR LIFE                     75/064,603       2-28-96

USA               LEINER HEALTH PRODUCTS        75/064,602       2-28-96

USA               APPLE                         75/114,447       6-5-96

USA               VITAMANIA                     75/145,244       8-5-96

USA               PHARMACEUTICAL GRADE          75/166,671       9-16-96

-------------------------

(*****)Final refusal mailed.

                                                                 SCHEDULE III
                                                             to U.S. Borrower
                                                           Security Agreement


                            Pending Trademark Applications
                            ------------------------------

Country           Trademark                    Serial No.       Filing Date
-------           ---------                    ----------       -----------

USA               SPECIAL REFINING GUARANTEES   75/169,471       9-20-96
                  PURITY!

USA               SPECIALLY PROCESSED AND       75/169,472       9-20-96
                  REFINED FOR EXTRA PURITY

USA               MEMORY SUPPORT COMPLEX        75/204,606       11-26-96

USA               CARDIO COMPLEX                75/204,607       11-26-96

USA               SUPER E                       75/204,608       11-26-96

USA               E-MERGE                       75/226,688       1-14-97

USA               ENERGY COMPLEX                75/238,653       2-10-97

USA               IMPERIAL GINSENG              75/252,865       3-6-97

USA               ULTIMUM                       75/271,340       4-8-97

USA               GINSEVEN                      75/285,684       5-2-97

Argentina         NATURAL LIFE                  2,026,121        3/11/96

Australia         BODYCOLOGY                    703,336          2/28/96

Australia         NATURAL LIFE                  703,337          2/28/96

Australia         PHYTO-NUTRIENTS               703,335          2/28/96

Bahrain           YOUR LIFE                     850/95           6/28/95

Benelux           YOUR LIFE                     880823           10/18/96

                                                                 SCHEDULE III
                                                             to U.S. Borrower
                                                           Security Agreement


                            Pending Trademark Applications
                            ------------------------------

Country           Trademark                    Serial No.       Filing Date
-------           ---------                    ----------       -----------


Brazil            BODYCOLOGY                    818,551,453      5/31/95

Brazil            NATURAL LIFE (Stylized)       818,999,411      1/11/96

Brazil            NATURAL LIFE (Stylized)       818,999,420      1/11/96

Brazil            PHARMACIST FORMULA            819,165,530      3/29/96

Brazil            PHYTO-NUTRIENTS & DESIGN      818,777,478      9/20/95

Brazil            YOUR LIFE                     818,601,132      6/16/95

Canada            PHYTO-NUTRIENTS & DESIGN      770,309          12/7/94

Canada            TRU-NATURE                    812,380          5/10/96

Chile             YOUR LIFE                     334,929          2/20/96

China             LEINER                        970008281        1/27/97

China             LEINER                        970008282        1/27/97

China             NATURAL LIFE                  950,150,595      11/3/95

China             NATURE'S GIFT                 960,137,031      12/12/96

China             YOUR LIFE                     950,150,596      11/3/95

Colombia          BODYCOLOGY                    96/008,847       2/26/96

Colombia          NATURAL LIFE                  96/008,848       2/26/96

Colombia          YOUR LIFE                     96/019,027       4/19/96

Ecuador           BODYCOLOGY                    58764/95         7/23/95

                                                                 SCHEDULE III
                                                             to U.S. Borrower
                                                           Security Agreement


                            Pending Trademark Applications
                            ------------------------------

Country           Trademark                    Serial No.       Filing Date
-------           ---------                    ----------       -----------

Ecuador           NATURAL LIFE                  58762/95         7/3/95

Ecuador           PHARMACIST FORMULA            58761/95         7/3/95

Ecuador           YOUR LIFE                     58763/95         7/3/95

France            YOUR LIFE                     96/650,930       11/15/96

Germany           YOUR LIFE                     396 47 337.7     10/24/96

Greece            PHYTO-NUTRIENTS & Design      126027           9/4/95

Greece            YOUR LIFE                     126058           9/7/95

Guatemala         VITA-FRESH                    Unknown          Unknown

Hong Kong         VITA FRESH                    94/15262         12/22/94

Hong Kong         YOUR LIFE                     94/15261         12/22/94

Indonesia         BODYCOLOGY                    D95-4537         3/20/95

Indonesia         NATURAL LIFE                  D95-9960         6/12/95

Indonesia         PHARMACIST FORMULA            D95-16477        9/13/95

Indonesia         PHYTO-NUTRIENTS & DESIGN      D95-16305        9/11/95

Indonesia         YOUR LIFE                     D95-4538         3/20/95

Israel            YOUR LIFE                     104,556          4/12/96

Israel            YOUR LIFE                     105,670          6/7/96

Israel            YOUR LIFE                     105,671          6/7/96

                                                                 SCHEDULE III
                                                             to U.S. Borrower
                                                           Security Agreement



                            Pending Trademark Applications
                            ------------------------------

Country           Trademark                    Serial No.       Filing Date
-------           ---------                    ----------       -----------

Italy             BODYCOLOGY                    RM96C001755      4/15/96

Italy             PHYTO-NUTRIENTS & DESIGN      MI95C011680      11/22/95

Japan             DISSOLUTION TESTED            7,133,709        12/22/95

Japan             DISSOLUTION TESTED            7,133,710        12/22/95

Japan             DISSOLUTION TESTED            7,133,711        12/22/95
                  in Katakana

Japan             DISSOLUTION TESTED in         7,133,712        12/22/95
                  Katakana

Japan             NATURAL LIFE                  7,133,725        12/22/95

Japan             NATURAL LIFE                  7,133,726        12/22/95

Japan             NATURAL LIFE in Katakana      7,133,727        12/22/95

Japan             NATURAL LIFE in Katakana      7,133,728        12/22/95

Japan             NATURALIZED                   7,133,701        12/22/95

Japan             NATURALIZED                   7,133,702        12/22/95

Japan             NATURALIZED in Katakana       7,133,703        12/22/95

Japan             NATURALIZED in Katakana       7,133,704        12/22/95

                                                                 SCHEDULE III
                                                             to U.S. Borrower
                                                           Security Agreement


                            Pending Trademark Applications
                            ------------------------------

Country           Trademark                    Serial No.       Filing Date
-------           ---------                    ----------       -----------

Japan             NATURE'S HARMONY              7,133,705        12/22/95

Japan             NATURE'S HARMONY              7,133,706        12/22/95
                  in Katakana

Japan             NATURE'S HARMONY              7,133,707        12/22/95
                  in Katakana

Japan             NATURE'S HARMONY              7,133,708        12/22/95
                  in Katakana

Japan             NATURE'S PREMIUM              7,133,737        12/22/95

Japan             NATURE'S PREMIUM              7,133,738        12/22/95

Japan             NATURE'S PREMIUM              7,133,739        12/22/95
                  in Katakana

Japan             NATURE'S PREMIUM              7,133,740        12/22/95
                  in Katakana

Japan             PHARMACIST FORMULA            116191/1994      11/16/94

Japan             PHYTO-NUTRIENTS & Design      123098/1994      12/06/94

Japan             PROVEN RELEASE & Design       116564/1995      11/09/95

                                                                 SCHEDULE III
                                                             to U.S. Borrower
                                                           Security Agreement


                            Pending Trademark Applications
                            ------------------------------

Country           Trademark                    Serial No.       Filing Date
-------           ---------                    ----------       -----------

Japan             PROVEN RELEASE & Design       116565/1995      11/09/95

Japan             PROVEN RELEASE & Design       116566/1995      11/09/95

Japan             PURITY & QUALITY GUARANTEED   116567/1995      11/09/95
                  & Design

Japan             PURITY & QUALITY GUARANTEED   116568/1995      11/09/95
                  & Design

Japan             PURITY & GUARANTEED           116569/1995      11/09/95
                  & Design

Japan             RELEASE ASSURED               7,133,713        12/22/95

Japan             RELEASE ASSURED               7,133,714        12/22/95

Japan             RELEASE ASSURED in Katakana   7,133,715        12/22/95

Japan             RELEASE ASSURED in Katakana   7,133,716        12/22/95

Japan             TRU-NATURE                    7,133,717        12/22/95

Japan             TRU-NATURE                    7,133,718        12/22/95

Japan             TRU-NATURE in Katakana        7,133,719        12/22/95

                                                                 SCHEDULE III
                                                             to U.S. Borrower
                                                           Security Agreement


                            Pending Trademark Applications
                            ------------------------------

Country           Trademark                    Serial No.       Filing Date
-------           ---------                    ----------       -----------

Japan             TRU-NATURE in Katakana        7,133,720        12/22/95

Japan             VITA FRESH                    7,133,733        12/22/95

Japan             VITA FRESH                    7,133,734        12/22/95

Japan             VITA FRESH in Katakana        7,133,735        12/22/95

Japan             VITA FRESH in Katakana        7,133,736        12/22/95

Japan             VITA-HEALTH                   7,133,721        12/22/95

Japan             VITA-HEALTH                   7,133,722        12/22/95

Japan             VITA-HEALTH in Katakana       7,133,723        12/22/95

Japan             VITA-HEALTH in Katakana       7,133,724        12/22/95

Japan             VITAL LIFE                    7,133,729        12/22/95

Japan             VITAL LIFE                    7,133,730        12/22/95

Japan             VITAL LIFE in Katakana        7,133,731        12/22/95

Japan             VITAL LIFE in Katakana        7,133,732        12/22/95

Japan             YOUR LIFE                     116561/1995      11/09/95

Japan             YOUR LIFE                     116562/1995      11/09/95

Japan             YOUR LIFE (Katakana)          116563/1995      11/09/95

                                                                 SCHEDULE III
                                                             to U.S. Borrower
                                                           Security Agreement


                            Pending Trademark Applications
                            ------------------------------

Country           Trademark                    Serial No.       Filing Date
-------           ---------                    ----------       -----------

KOREA (South)     PHYTO-NUTRIENTS & Design      95/32910         8/25/95

KOREA (South)     YOUR LIFE                     96/15120         4/16/96

KOREA (South)     YOUR LIFE                     96/14632         4/12/96

Kuwait            YOUR LIFE                     32914            1/30/96

Latvia            YOUR LIFE                     M-97-145         1/31/97

Lithuania         YOUR LIFE                     95/0455          2/15/95

Macao             BODYCOLOGY                    001849           4/15/97

Malaysia          BODYCOLOGY                    95/03342         4/13/95

Malaysia          NATURAL LIFE                  95/04123         5/2/95

Malaysia          PHYTO-NUTRIENTS & Design      95/07899         8/7/95

Malaysia          YOUR LIFE                     95/03344         4/13/95

Malaysia          YOUR LIFE                     004648           6/23/95

Moldova           NATURAL LIFE                  250595           6/26/95

New Zealand       PHYTO-NUTRIENTS               250596           6/26/95

Nicaragua         BODYCOLOGY                    96-03851         11/1/96

Nicaragua         NATURAL LIFE                  96-03852         11/1/96

Nicaragua         PHARMACIST FORMULA & Design   96-03853         11/1/96

Nicaragua         YOUR LIFE                     96-03649         10/11/96

                                                                 SCHEDULE III
                                                             to U.S. Borrower
                                                           Security Agreement


                            Pending Trademark Applications
                            ------------------------------

Country           Trademark                    Serial No.       Filing Date
-------           ---------                    ----------       -----------

Nigeria           BODYCOLOGY                    Unknown          Unknown

Nigeria           NATURAL LIFE                  Unknown          Unknown

Nigeria           PHARMACIST FORMULA            Unknown          Unknown

Panama            PHARMACIST FORMULA            077680           11/09/95

Panama            YOUR LIFE                     077681           10/9/95

Paraguay          YOUR LIFE                     Unknown          Unknown

Peru              NATURAL LIFE                  4271             2/26/96

Peru              NATURAL LIFE                  4270             2/26/96

Philippines       BODYCOLOGY                    108,167          5/16/96

Philippines       NATURAL LIFE                  108,052          5/10/96

Philippines       PHARMACIST FORMULA & Design   115,194          10/30/96

Philippines       PHYTO-NUTRIENTS & Design      102,652          9/12/95

Philippines       YOUR LIFE                     102,651          9/12/95

Poland            BODYCOLOGY                    Z-159,569        5/10/96

Poland            NATURAL LIFE                  Z-159,571        5/10/96

Poland            PHARMACIST FORMULA & Design   Z-154,913        1/3/96

Poland            YOUR LIFE                     Z-159570         5/10/96

                                                                 SCHEDULE III
                                                             to U.S. Borrower
                                                           Security Agreement


                            Pending Trademark Applications
                            ------------------------------

Country           Trademark                    Serial No.       Filing Date
-------           ---------                    ----------       -----------

Qatar             YOUR LIFE                     13390            5/6/95

Romania           PHARMACIST FORMULA            36,131           8/16/95

Singapore         BODYCOLOGY                    1081/95          2/9/95

Singapore         NATURAL LIFE                  3216/95          4/11/95

Singapore         PHYTO-NUTRIENTS & Design      4942/95          6/22/95

Singapore         YOUR LIFE                     1082/95          2/9/95

South Africa      YOUR LIFE                     96/13512         9/25/96

Spain             BODYCOLOGY                    1,759,188        4/30/93

Taiwan            CENTRAL-VITE                  86-018394        4/16/97

Taiwan            PHARMACIST FORMULA & Design   85-31107         6/26/96

Taiwan            PHYTO-NUTRIENTS & Design      84022242         5/9/95

Taiwan            YOUR LIFE                     85048280         9/24/96

Thailand          BODYCOLOGY                    282562           3/17/95

Turkey            BODYCOLOGY                    96/010115        7/8/96

Turkey            PHARMACIST FORMULA & Design   96/010116        7/8/96

Turkey            YOUR LIFE                     96/010114        7/8/96

                                                                 SCHEDULE III
                                                             to U.S. Borrower
                                                           Security Agreement


                            Pending Trademark Applications
                            ------------------------------

Country           Trademark                    Serial No.       Filing Date
-------           ---------                    ----------       -----------

Ukraine           YOUR LIFE                     95062125/T       6/28/95

United Kingdom    LEINER                        2,057,953        2/23/96

United Kingdom    PHYTO-NUTRIENTS & Design      2,060,959        3/13/96

United Kingdom    YOUR LIFE                     2,108,771        8/29/96

Vietnam           NATURAL LIFE                  N-1830/96        5/11/96

Zaire             YOUR LIFE                     Unknown          Unknown

                                                                    SCHEDULE III
                                                                to U.S. Borrower
                                                              Security Agreement



                        TRADEMARK APPLICATIONS IN PREPARATION
                        -------------------------------------

                                                    Expected         Products/
     Country       Trademark     Docket No.        Filing Date       Services
      -------      ---------      ----------       -----------       ---------


NONE

Item B.  TRADEMARK LICENSES
         ------------------

Country or                                            Effective    Expiration
Territory     Trademark     Licensor    Licensee         Date          Date
---------     ---------     --------    --------      ---------    ----------

NONE

                                                                   SCHEDULE IV
                                                              to U.S. Borrower
                                                            Security Agreement



Item A.  COPYRIGHTS/MASK WORKS
         ---------------------

                   REGISTERED COPYRIGHTS/MASK WORKS (******)
                   --------------------------------

Country     Registration No.   Registration Date      Author(s)     Title
------      ----------------   -----------------      ---------     -----
USA         TX4-292-297         03/27/96              Leiner        Natural
                                                      Health        Life
                                                      Products
                                                      Inc.


             COPYRIGHT/MASK WORK PENDING REGISTRATION APPLICATIONS
             -----------------------------------------------------

Country     Serial No.          Filing Date           Author(s)      Title
-------     ----------          -----------           ---------      -----


NONE


              COPYRIGHT/MASK WORK REGISTRATION APPLICATIONS IN PREPARATION
              ------------------------------------------------------------
                                  Expected
Country     Docket No.          Filing Date           Author(s)      Title
-------     ----------          -----------           ---------      -----


NONE


-------------------------
          (******)The Grantor creates various copyrightable materials for use in connection with the marketing of its products. The Grantor does not generally register its copyrights in such works.

                                                                    SCHEDULE IV
                                                                to U.S. Borrower
                                                              Security Agreement




Item B.     COPYRIGHT/MARK WORK LICENSES
            ----------------------------


Country or                            Effective       Expiration     Subject
Territory   Licensor    Licensee        Date             Date         Matter
--------    --------    --------      ---------       ----------     -------


The Grantor licenses various off-the-shelf software programs from third party vendors.

                                                                    SCHEDULE V
                                                                to U.S. Borrower
                                                              Security Agreement



                       TRADE SECRET OR KNOW-HOW LICENSES
                       ---------------------------------

Country or                            Effective       Expiration     Subject
Territory   Licensor    Licensee        Date             Date         Matter
--------    --------    --------      ---------       ----------     -------


NONE

                                                                       EXHIBIT A
                                                                to U.S. Borrower
                                                              Security Agreement




                              PATENT SECURITY AGREEMENT
                              -------------------------

    This PATENT SECURITY AGREEMENT (this "AGREEMENT"), dated as of ________ __, 19__, is made between LEINER HEALTH PRODUCTS INC., a Delaware corporation
(the "GRANTOR"), and THE BANK OF NOVA SCOTIA, as collateral agent (the
"AGENT") for each of the Secured Parties;


                                W I T N E S S E T H :
                                - - - - - - - - - -

         WHEREAS, pursuant to a Credit Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Leiner Health Products Group Inc., a Delaware corporation ("LHPG" or the "U.S. BORROWER" (prior to the Assumption)), Vita Health Company (1985) Ltd., a Manitoba corporation (the "CANADIAN BORROWER", and together with the U.S. Borrower, the "BORROWERS"), the various financial institutions as are or may become parties thereto which extend a Commitment under the U.S. Facility (collectively, the "U.S. LENDERS"), the various financial institutions as are or may become parties thereto which extend a Commitment under the Canadian Facility (collectively, the "CANADIAN LENDERS", and together with the U.S. Lenders, the "LENDERS"), The Bank of Nova Scotia ("SCOTIABANK"), as agent for the U.S. Lenders under the U.S. Facility (in such capacity, the "U.S. AGENT"), and Scotiabank, as agent for the Canadian Lenders under the Canadian Facility (in such capacity, the "CANADIAN AGENT"), the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrowers;

         WHEREAS, as contemplated by the Credit Agreement, immediately following the making of the initial Credit Extensions, the Grantor and LHPG have delivered the Assumption Agreement, pursuant to which the Grantor has assumed (the "ASSUMPTION") the rights and obligations of LHPG as (and has become) the "U.S. Borrower" under the Credit Agreement;

         WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a U.S. Borrower Security Agreement, dated as of June 30, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "SECURITY AGREEMENT");

         WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extensions) and the execution and delivery of the Assumption Agreement under the Credit Agreement, the Grantor is required to execute and deliver this Agreement; and

         WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extensions) to the Borrowers pursuant to the Credit Agreement, and to induce the Secured Parties to enter into Rate Protection Agreements, if any, the Grantor agrees, for the benefit of each Secured Party, as follows:

         SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

         SECTION 2. GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Obligations, the Grantor does hereby grant to the Agent a security interest in, for the ratable benefit of the Secured Parties, all of the following property (the "PATENT COLLATERAL"), whether now owned or hereafter acquired by it:

         (a) all letters patent and applications for letters patent owned by the Grantor in the Grantor's name as such may be changed from time to time, throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in ITEM A of ATTACHMENT 1 attached hereto;

         (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in CLAUSE (A);
                                       2

         (c) all patent licenses of the Grantor, including each patent license referred to in ITEM B of ATTACHMENT 1 attached hereto subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses; and

         (d) all proceeds of, and rights of the Grantor associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application described in CLAUSE (A), including any patent or patent application referred to in ITEM A of ATTACHMENT 1 attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in ITEM B of ATTACHMENT 1 attached hereto subject, in each case, to the terms of such license agreements, and all rights thereto throughout the world of the Grantor.

         SECTION 3. SECURITY AGREEMENT. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Agent in the Patent Collateral with the United States Patent and Trademark Office and, to the extent required by the Security Agreement, corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

         SECTION 4. RELEASE OF SECURITY INTEREST. Upon the payment in full in cash, or cash collateralization, of all Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements entered into pursuant to the Credit Agreement and the termination of all Commitments, the security interest granted herein and all related
Liens shall terminate and all rights to the Patent Collateral shall revert to the Grantor. Upon any such termination or release, the Agent will, at the Grantor's sole expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination of the security
                                       3
interest in the Patent Collateral granted herein and all related Liens.

         SECTION 5. ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 6. LOAN DOCUMENT, ETC. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         SECTION 7. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
                                       4

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.


                                                 LEINER HEALTH PRODUCTS INC.


                                                 By
                                                    --------------------------
                                                    Name:
                                                    Title:



                                                 THE BANK OF NOVA SCOTIA,
                                                   as Agent


                                                 By
                                                    --------------------------
                                                    Name:
                                                    Title:

                                                                 ATTACHMENT 1
                                                             to U.S. Borrower
                                                    Patent Security Agreement


Item A.  PATENTS
         -------

                                    Issued Patents
                                    --------------

*Country         Patent No.      Issue Date        Inventor(s)          Title
 -------         ----------      ----------        -----------          -----


                             Pending Patent Applications
                             ---------------------------

*Country         Serial No.      Filing Date       Inventor(s)          Title
 -------         ----------      -----------       -----------          -----


                          Patent Applications in Preparation
                          ----------------------------------

                                  Expected
*Country         Docket No.      Filing Date       Inventor(s)          Title
 -------         ----------      -----------       -----------          -----





Item B.  PATENT LICENSES
         ---------------

*Country or                                Effective     Expiration     Subject
 Territory    Licensor      Licensee          Date          Date         Matter
 ---------    --------      --------       ---------     ----------     -------




______________________
          * List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT B
                                                                to U.S. Borrower
                                                              Security Agreement


                       TRADEMARK SECURITY AGREEMENT


         This TRADEMARK SECURITY AGREEMENT (this "AGREEMENT"), dated as of June 30, 1997, is made between LEINER HEALTH PRODUCTS INC., a Delaware corporation (the "GRANTOR"), and THE BANK OF NOVA SCOTIA, as collateral agent (the "AGENT") for each of the Secured Parties;


                          W I T N E S S E T H :
                          - - - - - - - - - -

         WHEREAS, pursuant to a Credit Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Leiner Health Products Group Inc., a Delaware corporation ("LHPG or the "U.S. BORROWER" (prior to the Assumption)), Vita Health Company (1985) Ltd., a Manitoba corporation (the "CANADIAN BORROWER", and together with the U.S. Borrower, the "BORROWERS"), the various financial institutions as are or may become parties thereto which extend a Commitment under the U.S. Facility (collectively, the "U.S. LENDERS"), the various financial institutions as are or may become parties thereto which extend a Commitment under the Canadian Facility (collectively, the "CANADIAN LENDERS", and together with the U.S. Lenders, the "LENDERS"), The Bank of Nova Scotia ("SCOTIABANK"), as agent for the U.S. Lenders under the U.S. Facility (in such capacity, the "U.S. AGENT"), and Scotiabank, as agent for the Canadian Lenders under the Canadian Facility (in such capacity, the "CANADIAN AGENT"), the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrowers;

         WHEREAS, as contemplated by the Credit Agreement, immediately following the making of the initial Credit Extensions, the Grantor and LHPG have delivered the Assumption Agreement, pursuant to which the Grantor has assumed (the "ASSUMPTION") the rights and obligations of LHPG as (and has become) the "U.S. Borrower" under the Credit Agreement;

         WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a U.S. Borrower Security
Agreement, dated as of June 30, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "SECURITY AGREEMENT");

         WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extensions) and the execution and delivery of the Assumption Agreement under the Credit Agreement, the Grantor is required to execute and deliver this Agreement; and

         WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extensions) to the Borrowers pursuant to the Credit Agreement, and to induce the Secured Parties to enter into Rate Protection Agreements, if any, the Grantor agrees, for the benefit of each Secured Party, as follows:

         SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

         SECTION 2. GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Obligations, the Grantor does hereby grant to the Agent a security interest in, for the ratable benefit of the Secured Parties, all of the following property (the "TRADEMARK COLLATERAL"), whether now owned or hereafter acquired by it:

         (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, designs and general intangibles of a like nature owned by the Grantor in the Grantor's name as such may be changed from time to time
    (all of the foregoing items in this CLAUSE (A) being collectively called a "TRADEMARK"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in ITEM A of ATTACHMENT 1 attached hereto, PROVIDED, HOWEVER, that Trademark Collateral shall not include "intent to use" applications for trademark or service mark registrations filed in the United States Patent and Trademark Office pursuant to Section 1(b) of the Lanham Act, 15 U.S.C.
    Section 1051, unless and until an Amendment to Allege Use or a Statement of Use under Section 1(c) or 1(d) of said Act has been filed;

         (b) all Trademark licenses of the Grantor, including each Trademark license referred to in ITEM B of ATTACHMENT 1 attached hereto subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses;

         (c) all reissues, extensions or renewals of any of the items described in CLAUSES (A) and (B);

         (d) all of the goodwill of the business of the Grantor connected with the use of, and symbolized by the items described in, CLAUSES (A) and (B); and

         (e) all proceeds of, and rights of the Grantor associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark or Trademark registration including any Trademark or Trademark registration referred to in ITEM A of ATTACHMENT 1 attached hereto, or for any injury to the goodwill of the Grantor associated with the use of any such Trademark or for breach or enforcement of any Trademark license subject, in each case, to the terms of such license agreements.

         SECTION 3. SECURITY AGREEMENT. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Agent in the Trademark Collateral with the United States Patent and Trademark Office and, to the extent required by the Security Agreement, corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

         SECTION 4. RELEASE OF SECURITY INTEREST. Upon the payment in full in cash, or cash collateralization, of all Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements entered into pursuant to the Credit Agreement and the termination of all Commitments, the security interest granted herein and all related
Liens shall terminate and all rights to the Trademark Collateral shall revert to the Grantor. Upon any such termination or release, the Agent will, at the Grantor's sole expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination of the security interest in the Trademark Collateral granted herein and all related Liens.

         SECTION 5. ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 6. LOAN DOCUMENT, ETC. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         SECTION 7. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                                 LEINER HEALTH PRODUCTS INC.


                                                 By
                                                    --------------------------
                                                    Name:
                                                    Title:



                                                 THE BANK OF NOVA SCOTIA,
                                                   as Agent


                                                 By
                                                    --------------------------
                                                    Name:
                                                    Title:

                                                                   ATTACHMENT 1
                                                               to U.S. Borrower
                                                   Trademark Security Agreement




Item A.  TRADEMARKS
         ----------


                          Registered Trademarks
                          ---------------------

*Country               Trademark        Registration No.        Registration
 -------               ---------        ----------------        ------------
Date
----


                      Pending Trademark Applications
                      ------------------------------

*Country               Trademark        Serial No.              Filing Date
 -------               ---------        ----------              -----------




                  Trademark Applications in Preparation
                  -------------------------------------

Products/                                                   Expected
*Country                 Trademark        Docket No.      Filing Date
 -------                 ---------        ----------      -----------
Services
--------




Item B.  TRADEMARK LICENSES
         ------------------

*Country or                                           Effective     Expiration
 Territory    Trademark     Licensor     Licensee        Date           Date
 ----------   ---------     --------     --------     ---------      ---------




_______________________
         *List items related to the United States first for ease of recordation.
          List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                    EXHIBIT C
                                                             to U.S. Borrower
                                                           Security Agreement


                       COPYRIGHT SECURITY AGREEMENT
                       ----------------------------

         This COPYRIGHT SECURITY AGREEMENT (this "AGREEMENT"), dated as of ________ __, 19__, is made between LEINER HEALTH PRODUCTS INC., a Delaware corporation (the "GRANTOR"), and THE BANK OF NOVA SCOTIA, as collateral agent (the "AGENT") for each of the Secured Parties;


                          W I T N E S S E T H :


         WHEREAS, pursuant to a Credit Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Leiner Health Products Group Inc., a Delaware corporation ("LHPG" or the "U.S. BORROWER" (prior to the Assumption)), Vita Health Company (1985) Ltd., a Manitoba corporation (the "CANADIAN BORROWER", and together with the U.S. Borrower, the "BORROWERS"), the various financial institutions as are or may become parties thereto which extend a Commitment under the U.S. Facility (collectively, the "U.S. LENDERS"), the various financial institutions as are or may become parties thereto which extend a Commitment under the Canadian Facility (collectively, the "CANADIAN LENDERS", and together with the U.S. Lenders, the "LENDERS"), The Bank of Nova Scotia ("SCOTIABANK"), as agent for the U.S. Lenders under the U.S. Facility (in such capacity, the "U.S. AGENT"), and Scotiabank, as agent for the Canadian Lenders under the Canadian Facility (in such capacity, the "CANADIAN AGENT"), the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrowers;

         WHEREAS, as contemplated by the Credit Agreement, immediately following the making of the initial Credit Extensions, the Grantor and LHPG have delivered the Assumption Agreement, pursuant to which the Grantor has assumed (the "ASSUMPTION") the rights and obligations of LHPG as (and has become) the "U.S. Borrower" under the Credit Agreement;

         WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a U.S. Borrower

Security Agreement, dated as of June 30, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "SECURITY AGREEMENT");

         WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extensions) and the execution and delivery of the Assumption Agreement under the Credit Agreement, the Grantor is required to execute and deliver this Agreement; and

         WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extensions) to the Borrowers pursuant to the Credit Agreement, and to induce the Secured Parties to enter into Rate Protection Agreements, if any, the Grantor agrees, for the benefit of each Secured Party, as follows:

         SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

         SECTION 2. GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Obligations, the Grantor does hereby grant to the Agent a security interest in, for the ratable benefit of each of the Secured Parties, all of the following property (the "COPYRIGHT COLLATERAL"), whether now owned or hereafter acquired by it, being (a) all copyrights (including all copyrights for semi-conductor chip product mask works) owned by the Grantor in the Grantor's name as such may be changed from time to time, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of the Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in ITEM A of ATTACHMENT 1 attached hereto, and all applications for registration thereof, whether pending or in preparation (all of the foregoing items in this clause being collectively called a "COPYRIGHT"), the right to sue for past, present and future infringements of any thereof, all rights of the Grantor thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit;

         (b) all copyright licenses of the Grantor, including each copyright license referred to in ITEM B of SCHEDULE IV attached hereto subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses; and

         (c) all proceeds of, and rights of the Grantor associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue for breach or enforcement of any copyright license subject, in each case, to the terms of such license agreements, and all rights of the Grantor thereto throughout the world.

         SECTION 3. SECURITY AGREEMENT. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Agent in the Copyright Collateral with the United States Copyright Office and, to the extent required by the Security Agreement, corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

         SECTION 4. RELEASE OF SECURITY INTEREST. Upon the payment in full in cash, or cash collateralization, of all Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements entered into pursuant to the Credit Agreement and the termination of all Commitments, the security interest granted herein and all related Liens shall terminate and all rights to the Copyright Collateral shall revert to the Grantor. Upon any such termination or release, the Agent will, at the Grantor's sole expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination of the security interest in the Copyright Collateral granted herein and all related Liens.

         SECTION 5. ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 6. LOAN DOCUMENT, ETC. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         SECTION 7. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.




                                                 LEINER HEALTH PRODUCTS INC.


                                                 By
                                                    --------------------------
                                                    Name:
                                                    Title:



                                                 THE BANK OF NOVA SCOTIA,
                                                   as Agent


                                                 By
                                                    --------------------------
                                                    Name:
                                                    Title:

                                                                   ATTACHMENT 1
                                                               to U.S. Borrower
                                                   Copyright Security Agreement


Item A.  COPYRIGHTS/MASK WORKS
         ---------------------

                     Registered Copyrights/Mask Works
                     --------------------------------

*Country      Registration No.       Registration Date     Author(s)    Title
 -------      ----------------       -----------------     ---------    -----



          Copyright/Mask Work Pending Registration Applications
          -----------------------------------------------------

*Country      Serial No.              Filing Date        Author(s)        Title
 -------      ----------              -----------        ---------        -----



       Copyright/Mask Work Registration Applications in Preparation
       ------------------------------------------------------------

                                        Expected
*Country      Docket No.              Filing Date         Author(s)       Title
 -------      ----------              -----------         ---------       -----



Item B.  COPYRIGHT/MASK WORK LICENSES
         ----------------------------

*Country or                                Effective     Expiration     Subject
 Territory    Licensor      Licensee         Date           Date         Matter
 ----------   --------      --------       ---------     ----------     -------



______________________
* List items related to the United States first for ease of recordation. List items related to other countries next, groupedby country and in alphabetical order by country name.